                                  EXHIBIT NO. 1




May 16, 2001


Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K/A for the event that occurred on April 12, 2001, to be filed by our former client, the Armitec, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ Moore Stephens Tiller LLC